Principal Exchange-Traded Funds

Supplement dated May 2, 2017
to the Statutory Prospectus dated November 1, 2016
(as supplemented on November 15, 2016, March 17, 2017 and March 31, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Throughout the prospectus, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Funds.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

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